Equable Shares Large Cap Fund
(Class I EQLIX)

A Series of Series Portfolios Trust

May 24, 2019

Supplement to the Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”) dated May 15, 2019

Effective at the open of business on June 3, 2019, shares of the Equable Shares Large Cap Fund (the “Fund”) will be offered for purchase.

Effective as of the close of business on June 5, 2019, the Fund will be closed to all new purchases.  The Fund will remain open after June 5, 2019 to automatic reinvestment of dividends and capital gains distributions, as described under the section entitled “Distribution of Fund Shares – Dividends, Distributions and their Taxation” in the Prospectus.

The decision and timing for future opening or closing of the Fund will be at the discretion of the Fund’s investment adviser, Teramo Advisors, LLC.

For investor inquiries about the Fund, please call the Fund at (888) 898-2024.

Please retain this Supplement with your Prospectus, Summary Prospectus and SAI for future reference.